SECURITY AGREEMENT

     SECURITY AGREEMENT made this _______ day of ___________________, 1997, by and among AJAX MANUFACTURING COMPANY, a New Jersey corporation ("Ajax") in favor of CARL MASSARO, an individual residing at 1511 Casey Key Drive, Punta Gorda, Florida 33950 ("Secured Party").

                              W I T N E S S E T H :

     WHEREAS, pursuant to the Stock Purchase and Redemption Agreement by and between Secured Party and Standard Automotive Corporation ("SAC"), a Delaware corporation, of even date herewith (the "Stock Purchase Agreement"), Ajax has redeemed from Secured Party a portion of the outstanding common stock of Ajax, in consideration for which Ajax has issued a non-negotiable promissory note of even date herewith, payable to the Secured Party, in the principal amount of ______________ ($__________) Dollars (the "Note"); and

     WHEREAS, without this Security Agreement, the Secured Party would be unwilling to accept the Note in consideration of said redemption, and, therefore, the parties to the Stock Purchase Agreement would be unable to consummate the transactions contemplated thereby; and

     WHEREAS, Ajax has agreed to secure payment of the Note and the other Obligations (as hereinafter defined) to the Secured


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Party  by  granting  the  Secured  Party a lien  and  security  interest  in the
Collateral (as hereinafter defined).

     NOW THEREFORE, in consideration of the premises and the mutual covenants and other good and valuable considerations hereinafter contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Definitions.

          (a) "Accounts" means all presently existing and hereafter arising accounts, accounts receivable, contract rights, chattel paper and all other forms of obligations owing to Ajax arising out of the sale or lease of goods or the rendering of services by Ajax, whether or not earned by performance, all returned or repossessed goods and all credit card receivables and any and all credit insurance, guaranties, or security therefor.

          (b) "Collateral" means each of the following: all present and hereafter acquired personal property of Ajax, wherever located, including, but not limited to all Accounts; the General Intangibles; Deposit Accounts; Ajax's Books; the Equipment; the Inventory; Supplies, all other Goods; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral.


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

          (c) "Ajax's Books" means all of Ajax's present and future books and records, including ledgers; records indicating, summarizing, or evidencing Ajax's assets or liabilities, or the Collateral; all information relating to Ajax's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs, or other computer prepared information, and the equipment containing such information.

          (d) "Deposit Accounts" means all present and future bank accounts established by Ajax and all deposits created pursuant to any agreement between Ajax and any bank.

          (e) "Equipment" means all of Ajax's present and hereafter acquired machinery, furniture, furnishings and fixtures, including, without limitations, trade fixtures, leasehold improvements and signs, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

          (f) "General Intangibles" means all of Ajax's present and future personal property, other than Accounts, Inventory and Equipment, including, without limitation, all tax refunds, trademarks, servicemarks, trade names, patents, copyrights, franchises, licenses and customer lists.


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


          (g) "Inventory" means all inventory now owned or hereafter acquired by Ajax, wherever located, whether in Ajax's or some other person's possession, which are held for sale, lease or manufacture; all documents of title, warehouse receipts, bills of lading and other documents relating to the Inventory; all products thereof, and all substitutions, replacements, repairs, additions or accessions therefor and thereto, including, without limitation, returned goods, rejected goods, and goods in transit; and all cash or non-cash proceeds of all of the foregoing, including, without limitation, insurance proceeds.

          (h) "Obligations" means all liabilities, indebtedness and obligations of any and every kind and nature, heretofore, now or hereafter owing, arising, due or payable from the Debtor to the Secured Party under the Note, whether primary, secondary, direct, contingent, fixed or otherwise, together with any and all extensions and renewals of such liabilities, indebtedness and obligations.

          (i)   "Permitted   Encumbrances"   means  thoe   security   interests,
     encumbrances and liens in the Collateral in favor of Secured Party and those set forth on Schedule I hereto.

          (j) "Security Documents" means this Security Agreement, and any other security agreement, guaranty, pledge


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

agreement or other agreement or document relating to the foregoing entered into among the Secured Party and Ajax.

          (k) "UCC" means Uniform Commercial Code as enacted in the state of Ajax's chief executive office or each state where any Collateral is located, as the case may be.

To the extent not defined in this Section 1, unless the content otherwise requires, all other terms contained in this Security Agreement shall have the meaning attributed to them by Article 9 of the UCC, to the extent the same are used or defined therein.

     2. Grant of Security Interest.

          (a) As security for the payment and performance in full of the Secured Obligations (as defined in Section 3 hereof), Ajax hereby grants to the Secured Party a security interest in and to all of the Collateral and all products and proceeds of any Collateral (including but not limited to any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under policies of insurance) in any form, including but not limited to cash, negotiable instruments and other instruments for the payment of money, chattel paper, and other documents. This grant of a security interest in the Collateral shall be absolute and unconditional, shall create a continuing security interest in the Collateral, and shall immediately be effective upon and simultaneous with Ajax's


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

     execution of this Security Agreement, until the termination of this Security Agreement pursuant to Section 19 hereof.

          (b) Anything contained herein to the contrary notwithstanding, this Security Agreement, the security interest and lien created hereunder, the Security Documents, and Secured Party's rights hereunder and thereunder are subject to subordination pursuant to Section 9.3 of the Stock Purchase Agreement.

     3. Security for Secured Obligations.

          (a) The security interest created hereby is granted to Secured Party to secure the full and prompt payment and performance of the following (the "Secured Obligations"):

               (i) the Obligations;

               (ii) all commercially reasonable payments made and costs and expenses incurred by Secured Party to obtain, preserve, perfect and enforce the lien and security interest created hereby, and to maintain, preserve and collect the property in which Secured Party has been granted a lien, including without limitation, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, rent, storage charges, advertising costs, brokerage fees and expenses of sale; and

               (iii) any renewals, continuations, modifica- tions or extensions of any of the foregoing.


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

          (b)  Upon  termination  of this  Security  Agreement  as set  forth in
     Section 19 hereof, the grant of the security interest effected by Section 2 hereof and all rights herein assigned to Secured Party shall cease and terminate, the Collateral shall revert to Ajax, this Security Agreement shall be of no further force and effect, and Secured Party shall execute and deliver to Ajax UCC-3 termination statements and all other documents reasonably requested by Ajax to evidence the termination of the lien and security interest granted herein; provided that such documents shall be prepared and filed or recorded at Ajax's sole cost and expense.

     4. Representations and Warranties of Ajax. Ajax as to itself and the Collateral hereby represents and warrants to the Secured Party as follows:

          (a) This Security Agreement and any document or instrument delivered in connection herewith and the transactions contemplated hereby have been duly authorized by all necessary corporate action; and this Security Agreement when executed will constitute a valid and legally binding obligation of Ajax enforceable against Ajax in accordance with its respective terms, except as enforcement thereof may be subject to i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's rights generally, and ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).


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

          (b) Ajax is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey.

          (c) Ajax is the owner of, and has good title to, all of the Collateral, free and clear of all security interests, encumbrances or liens, except for Permitted Encumbrances, and Ajax has full right, power and authority to grant to Secured Party the security interest described herein. The Collateral is and at all times shall be free and clear of all liens, claims and encumbrances of any kind and nature whatsoever (other than the Permitted Encumbrances) and no currently effective financing statement or other instrument of similar effect has been filed covering all or any part of the Collateral, except i) as may have been filed in favor of Secured Party with respect to this Security Agreement, and ii) for the Permitted Encumbrances.

          (d) Upon the filing in the appropriate offices of UCC-1 financing statements and any other documents or instruments necessary or required under the UCC or such other applicable law to perfect a security interest in the Collateral, this Security Agreement will create a perfected security interest in the Collateral, except for the Permitted Encumbrances. Ajax shall execute such documents and financing statements and shall take any other actions reasonably necessary or desirable to perfect, keep


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

perfected and protect such security interest upon Secured Party's reasonable request.

          (e) The execution and performance of this Security Agreement and any other document or instrument delivered in connection herewith does not conflict with, result in any violation of, or create a default under law or under any contractual provision binding on or affecting Ajax or its properties, and will not result in the creation or imposition of any lien or encumbrance upon any of the Collateral other than as provided herein.

          (f) All Inventory and Equipment is located at the addresses set forth in Schedule II attached hereto, and all current and accurate records of Ajax pertaining thereto are kept at such locations or at its chief executive offices.

          (g) Ajax's chief executive office is at the location identified as such on Schedule II.

     5. Covenants of Ajax. Ajax as to itself and the Collateral covenants in favor of Secured Party as follows:

          (a) Within thirty (30) days of the end of each fiscal quarter, Ajax will deliver to Secured Party an inventory report and an unaudited consolidated financial statement of Ajax for such fiscal quarter.


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

          (b) Ajax will keep the Collateral in good condition and repair, normal wear and tear excepted, and will not permit anything to be done which may materially impair the value thereof. Ajax will use the Collateral only in the ordinary course of business. After actual knowledge thereof, Ajax will promptly notify the Secured Party of any material loss or destruction of, or material damage to, any of the Collateral.

          (c) Ajax will defend the Collateral against all claims and demands arising by, through or under Ajax, of all persons at any time claiming any interest therein adverse to those of the Secured Party, subject to the Permitted Encumbrances and to subordination pursuant to Section 9.3 of the Stock Purchase Agreement.

          (d) Ajax as to itself and its Collateral  agrees:

               (i) when reasonably requested by Secured Party, to prepare and deliver to Secured Party a schedule in form reasonably satisfactory to Secured Party, listing all Collateral and the location thereof;

               (ii) to keep materially accurate and complete records at all times with respect to the Collateral and to deliver to Secured Party copies of such records and such other information regarding the Collateral as Secured Party may reasonably request in form reasonably satisfactory to Secured Party; and


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

               (iii) that at any time during normal business hours, Secured Party, or its authorized representatives may, on reasonable notice and in such manner so as not to interfere with Ajax's business and operations prior to the occurrence and continuance of an Event of Default, as hereinafter defined, and without notice upon the occurrence and continuance of an Event of Default, enter the premises where the Collateral is located to examine the Collateral and inspect and copy the books and records of Ajax.

          (e)  Subject to  subordination  pursuant  to Section  9.3 of the Stock
     Purchase Agreement, if any of the Collateral is or becomes evidenced by a draft, trade acceptance, chattel paper, instrument, document of title or a promissory note, Ajax will at Secured Party's request, promptly deliver the same to Secured Party appropriately endorsed to Secured Party's order. Regardless of the form of such endorsement, Ajax hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto. After actual knowledge thereof, Ajax will promptly notify Secured Party of any material adverse change in the financial condition of any obligor thereunder.

          (f) Ajax shall pay and discharge when due all taxes, assessments, and governmental charges imposed upon the Collateral, and shall also pay and discharge when due all claims including, without limitation, claims for labor, materials,


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

     supplies and services which might, if unpaid, give rise to any penalty, security interest, lien, charge, levy, assessment or encumbrances in on or against the Collateral, unless in each case the validity or amount thereof is being contested in good faith and as to which Ajax has maintained appropriate reserves with respect thereto.

          (g) Except for Permitted Encumbrances, and subject to subordination pursuant to Section 9.3 of the Stock Purchase Agreement, Ajax shall not sell, assign (by operation of law or otherwise), lease, transfer, pledge, hypothecate or otherwise dispose of or encumber any Collateral or any interest therein; provided, however, that Ajax may sell Inventory in the ordinary course of its business, and Ajax may sell or dispose of obsolete Equipment in the ordinary course of its business.

          (h) Ajax shall keep all of the Collateral fully insured against loss and damage by fire, windstorm, water, theft and malicious mischief. Duplicates of such policies of insurance shall be delivered by Ajax to Secured Party. All such policies shall contain a loss payable clause, in a form reasonably satisfactory to Secured Party, naming Secured Party as loss payee as its interests may appear. Each such policy of insurance or endorsement shall contain a clause requiring the insurer to give Secured Party not less than thirty (30) days' written notice before


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

     any such policy shall be altered or canceled or the coverage thereunder reduced or restricted.

          (i) Ajax shall notify Secured Party no later than thirty (30) days prior to any change of any location where the Collateral is or may be kept, or any change in the location of its chief executive office.

          (j) Ajax will maintain accounting records and prepare all financial statements required under this Security Agreement in accordance with generally accepted accounting principles, consistently applied (subject, in the case of unaudited interim statements, to year-end adjustments).

     6. Default. Each of the following constitutes an "Event of Default":

          (a) The occurrence of a "Default" under the Note (as defined therein);

          (b) The failure of Ajax to perform, observe, or fulfill any covenant or obligation contained in this Security Agreement or any other Security Document, other than those referred to in Sections 6(a) and 6(d) hereof, which has not been cured within ten (10) days after receipt of written notice of such default sent by Secured Party to Ajax;


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

          (c) Any representation or warranty made by Ajax in any of the Security Documents proves to have been false or misleading in any material respect on the date as of which it was made;

          (d) Ajax shall fail generally to pay its debts not subject to bona fide dispute as they become due, including but not limited to debts to suppliers; or admits in writing its inability to pay its debts as they mature, or makes a general assignment for the benefit of creditors; or applies for or consents to the appointment of any custodian, receiver, or trustee for its business, or any substantial part of its property, or a similar officer shall be appointed without its application or consent and such appointment shall continue undischarged or unstayed for a period of sixty (60) days; or an order for relief respecting Ajax under the United States Bankruptcy Code, as amended from time to time, or under any successor provision thereto, whether pursuant to a voluntary or involuntary petition filed by or against Ajax, shall be entered; or Ajax shall institute (by petition, application, answer, consent or otherwise) any other proceeding for the bankruptcy, insolvency, reorganization, or liquidation under the laws of any jurisdiction; or any such proceeding shall be commenced (by petition, application or otherwise) against Ajax and is not controverted within 20 days or shall remain undismissed or unstayed for a period of sixty (60) days; or any corporate action is taken by Ajax for the purpose of effecting any of the foregoing.


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

          (e) A final decree is entered in any judicial proceeding against Ajax decreeing the dissolution or liquidation of Ajax;

          (f) Ajax is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business, or Ajax ceases to conduct its business substantially as now conducted;

          (g) Any material portion of the Collateral is lost, stolen, damaged or destroyed and there is either no insurance coverage or in the reasonable opinion of Secured Party, there is insufficient insurance coverage.

     7. Remedies Upon Default. Subject to subordination pursuant to Section 9.3 of the Stock Purchase Agreement:

          (a) On and  after  the  occurrence  and  continuance  of an  Event  of
     Default:

               (i) if Secured Party so elects, the entire unpaid amount of such of the Secured Obligations as are not then otherwise due and payable shall become immediately due and payable without notice to or demand on Ajax;

               (ii) without notice, demand or hearing, Secured Party may (x) take possession of all or any part of the Collateral and enter and remain upon the premises where such Collateral is located without any obligation to pay rent to Ajax for the purpose


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

          of such possession and the exercise of the remedies provided herein or in the UCC, (y) remove the Collateral from the premises where the Collateral is located to the premises of Secured Party or any agent of Secured Party in order to effectively collect or liquidate the Collateral, or (z) render the Collateral unusable.

               (iii) without limiting any rights and remedies provided by any other applicable law, or at law, in equity or available hereunder, Secured Party may at its option from time to time exercise any and all rights and remedies available to it as a secured party under the UCC or the laws of the state where the Collateral is located; and

               (iv) the Secured Party may take such measures as Secured Party may deem reasonably necessary or proper for the use, protection, maintenance and preservation of the Collateral, for the preparation of the Collateral for sale, lease, or other disposition, or for the most advantageous beneficial exercise of its remedies hereunder;

          (b) Upon Secured Party's demand, Ajax shall assemble the Collateral and make it available to Secured Party at such place as Secured Party may designate which is reasonably convenient for Ajax and Secured Party. Without limiting the generality of the foregoing, Secured Party shall have the right to assemble, give receipt for, adjust, modify, repair, refurnish or refurbish (but without any obligation to do so) or foreclose or otherwise realize upon any of the Collateral and to dispose of any


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

     of the Collateral at one or more public or private sales or other proceedings, and Ajax agrees that Secured Party or its nominee may become the purchaser at any such public sale or private sales. Ajax agrees that fifteen (15) days' notice (or, as to particular Collateral such longer notice period as may be prescribed under the UCC as in effect from time to time in any jurisdiction where such Collateral is located at the time of such sale) by Secured Party to Ajax designating the date, time and place of any public sale or other disposition of all or any part of the Collateral, or of the date on or after which any private sale or other disposition of the same may be made, shall be reasonable;

          (c) All rights and remedies granted Secured Party hereunder or under any of the Security Documents shall be deemed concurrent and cumulative and not alternative, and Secured Party may proceed with any number of remedies at the same time or at different times until all the Secured Obligations are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of, or any election against, any other right or remedy, and Secured Party may proceed against Ajax and the Collateral in any order and through any available remedies;

          (d) All property of any kind held at any time by Secured Party as Collateral shall stand as one general continuing collateral security for all the Secured Obligations and may be retained by Secured Party as security until all the Secured


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

     Obligations are fully satisfied. Ajax shall pay to Secured Party on demand any and all reasonable expenses (including reasonable attorneys' fees and legal expenses) which may have been incurred by Secured Party in connection with the custody, preservation, use, operation, preparation for sale or sale of any of the Collateral.

          (e) If permitted by law, Secured Party shall also have the right to apply for and have a receiver appointed by a court of competent jurisdiction in order to manage, protect and preserve the Collateral and continue the operation of Ajax's business and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payment of Ajax's liabilities and indebtedness secured thereby.

          (f) Secured Party may operate the business of Ajax, using items of the Collateral for that purpose, or may rent the Collateral, or any part thereof, for such term or terms and on such other terms and conditions as Secured Party may see fit, collect all revenues and rentals (which term shall also include sums payable for use and occupation) and, after deducting all reasonable costs of collection, operation, and administration (including without limitation the cost to- Secured party of the time of any employees of Secured Party in connection with such use, operation, and/or possession), apply the net revenues to the reduction of the Obligations hereby secured.


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

     8. Application of Proceeds.  Subject to  subordination  pursuant to Section
9.3 of the Stock Purchase Agreement, the proceeds received by Secured Party 9in respect of the Collateral upon the exercise of any of Secured Party's remedies hereunder shall be applied by Secured Party in the following order: (a) first, to the payment of all reasonable costs and expense, including reasonable attorneys' fees, incurred by Secured Party in enforcing its remedies hereunder or under any other instrument, document or agreement evidencing, securing or in any way related to the Secured Obligations, or in enforcing or protecting the lien and/or security interest hereof or thereof, (b) second, to the payment of the Secured Obligations, and (c) third, to the extent any surplus remains, to Ajax or to such other persons as required by law.

     9. Recording and Filing. A counterpart of this Security Agreement and/or one or more UCC financing statements and continuation statements shall be recorded or filed at the expense of Ajax in such offices as may be required by law or as Secured Party may deem reasonably appropriate. Ajax agrees to execute and deliver to Secured Party any financing statements and continuation statements required under the UCC as enacted in any state in which such recordation and filing would be appropriate in Secured Party's judgment to perfect and keep perfected the security interest granted herein. Ajax hereby authorizes Secured Party to take such action as Security Party and its counsel deem reasonably necessary


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

or desirable to perfect Secured Party's security interest in the Collateral, including, without limitation, the filing of financing statements without Ajax's signature.

     10. As to Accounts. Except as otherwise provided herein, Ajax shall continue to collect, at its own expense, all amounts due or to become due to Ajax under the Accounts. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right to notify the debtors or obligers under any Accounts of the assignment of such Accounts to Secured Party and to direct such debtors or obligers to make payment of all amounts due or to become due to Ajax thereunder directly to Secured Party and, upon such notification and at the expense of Ajax, to enforce collection of any such Accounts, and to adjust, settle or comprise the amount or payment thereof, in the same manner and to the same extent as Ajax might have done. After receipt by Ajax of notice that the Secured Party has so notified such debtors or obligors,
(i) all amounts and proceedings (including instruments) received by Ajax in respect of the Accounts shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Ajax and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided in Section 8 hereof, and (ii) Ajax shall not adjust, settle or compromise the amount or payment of any Account, or


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

release wholly or partly any account debtor or obligor or allow any credit or discount thereon.

     11. Further Assurances. Ajax agrees that it shall execute and deliver such notices, financing statements, continuation statements and other documents as Secured party may deem reasonably appropriate, and shall deliver to Secured Party upon request therefor such insurance policies, agreements, leases, licenses, permits, documents, certificates and instruments, which the Secured Party deems reasonably necessary to perfect and keep perfected the security interests of Secured Party hereunder, all at the expense of Ajax. All documents to be filed or recorded shall be in form and substance reasonably satisfactory to Secured Party. Ajax shall do such further acts and things and execute and deliver to Secured Party such additional conveyances, assignments and instruments as Secured Party may reasonably require or deem advisable to effectuate this Security Agreement or to perfect the purposes of this Security Agreement or to better perfect, assurance and confirm its rights, powers and remedies hereunder.

     12. Secured Party Appointed Attorney-in-Fact. Ajax hereby irrevocably appoints Secured Party as Ajax's true and lawful attorney-in-fact, with full power and authority and in the place and stead of Ajax and in the name of Ajax or otherwise, from time to time in Secured Party's discretion, after the occurrence and during the continuance of an Event of Default, to take any action


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

and to execute any instrument which Secured Party may deem necessary or desirable to accomplish the purposes of this Security Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Ajax representing any distribution in respect of the Collateral or any part thereof and to give full discharge for the same; to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipt for monies due and to become due under or in connection with the Collateral; to obtain and adjust insurance covering the Collateral; to receive, endorse and collect any drafts or other instruments and documents in connection therewith; and to file any claims or take any action or institute any proceedings which Secured Party may deem to be necessary or desirable for the collection thereof.

     13. Secured Party May Perform. If Ajax fails to perform any agreement contained herein, Secured Party may (but is not obligated to) itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured party incurred in connection therewith shall be payable to Ajax with interest at the rate set forth in the Note and, upon being incurred by Secured Party, it is agreed such expenses shall be Secured Obligations.

     14. Secured Party's Duties. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its


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

possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     15. Indemnity. Ajax agrees to indemnify Secured Party from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Secured Party's fraud, negligence or willful misconduct.

     16.  Security  Interest  Absolute.  Subject to subordina-  tion pursuant to
Section 9.3 of the Stock Purchase Agreement, all rights of Secured Party and the security interest granted here- under, and all obligations of Ajax hereunder, shall be absolute and unconditional, irrespective of:

          (i) any change in the time, manner or place of payment of, or any other term of, all or any of the Secured Obligations; or

          (ii) any exchange, release or nonperfection of any other collateral given as security for all or any of the Secured Obligations, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations.


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

     17. No Waiver. No failure on the part of Secured party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided by law.

     18. Binding Agreement. This Security Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of Ajax and its successors and assigns, and the Secured Party and his heirs, successors and assigns.

     19. Term. This Security Agreement and all other Security Documents shall terminate upon the expiration of any applicable bankruptcy or similar preference period immediately following the payment in full of all of the Secured Obligations.

     20. Governing Law; Amendments. This Security Agreement and the rights and obligations of the parties hereunder shall be governed by the internal laws of the State of New Jersey in all respects, including matters of construction, validity, and performance, without regard to conflict of laws principles. This Security Agreement may not be amended or modified, nor may the


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

Secured Party's security interest in the Collateral be released, except in a writing signed by Ajax and Secured Party.

     21. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly given or delivered i) if given by mail, three (3) days after deposit of the same in the United States mails, designated as registered or certified mail, return receipt requested, with first class postage prepaid, or ii) on the date of delivery to such party if delivered by hand delivery (via overnight or other similar carrier) or iii) if given by facsimile transmitter, when such facsimile is transmitted to the number specified below, receipt confirmed, and in each instance addressed to the party to be notified at the address set forth below, or to such other address as each party may designate for itself by like notice:

As to Ajax:

                    Ajax Manufacturing Company
                    c/o Loeb, Block, Wacksman & Selzer LLP
                    505 Park Avenue
                    New York, New York 10022
                    Att:  Steven Merker, Esq.

With a copy to:

                   Phillips Nizer Benjamin Krim & Ballon LLP
                   666 Fifth Avenue
                   New York,  New York  10103
                   Att: Vincent J. McGill, Esq.

If to the Secured Party, to:

                   Carl Massaro
                   1511 Casey Key Drive
                   Punta Gorda, Florida 33950

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

With a copy to:

                   McCausland, Keen & Buckman
                   Radnor Court
                   259 Radnor Chester Road
                   Radnor, PA 19087-5240
                   Att:  Marc Maser, Esq.

Each notice shall be effective as set forth above, and rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent.

22. Miscellaneous.

     (a) If any provision(s) of this Security Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Security agreement and/or the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law. The section and paragraph headings contained in this Security agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Security Agreement. When used herein, the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as the context may require;

     (b) This Security Agreement, together with the other Security Documents constitutes the entire agreement among the parties as to the subject matter hereof and supersedes all prior written or oral understandings with respect thereto.


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

     IN WITNESS WHEREOF, Ajax has executed this Security Agreement as of the day and year first above written.

                                            AJAX MANUFACTURING COMPANY

                                            By: ________________________________


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